                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): APRIL 8, 2002



                               POLYONE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                 OHIO                                   1-16091                              34-1730488
     (State or Other Jurisdiction                     (Commission                           (IRS Employer
           of Incorporation)                         File Number)                        Identification No.)


         SUITE 36-5000, 200 PUBLIC SQUARE
         CLEVELAND, OHIO                                                                     44114-2304
         (Address of Principal Executive Offices)                                            (Zip Code)

         Registrant's telephone number, including area code:  (216) 589-4000



                                 Not Applicable
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

         On April 8, 2002 PolyOne Corporation (the "Company") issued a press release, in the form filed herewith as Exhibit 99.1, announcing the completion of the Company's transitional assessment as to any impairment of goodwill as required by Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets."















ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

          Exhibit
           Number             Description
           ------             -----------

            99.1              Press Release, dated April 8, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   POLYONE CORPORATION


                                   By: /s/ Gregory P. Smith
                                      ----------------------------------------
                                       Name:    Gregory P. Smith
                                       Title:   Controller



Date:  April 8, 2002

                                  EXHIBIT INDEX
                                  -------------

           Exhibit
           Number              Description
           ------              -----------

            99.1               Press Release, dated April 8, 2002